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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-85406) and S-8 (Nos. 333-39756, 333-39758,
333-40202, and 333-87794) of Visteon Corporation of our report dated January 22, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Detroit, Michigan
February 12, 2004